Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     12/15/98
Collection Period ending 11/30/98

A.          Original Deal Parameter Inputs
--------------------------------------------------------------------------------------------------------------------------
(A)         Closing Date of the Transaction                                                                       03/31/97
(B)         Initial Pool Balance                                                                            $99,998,957.15
(C)         Initial Class A-1 Note Balance                                                                  $55,575,000.00
(D)         Initial Class A-2 Note Balance                                                                  $29,925,000.00
(E)         Initial Certificate Balance                                                                     $14,500,000.00
(F)         Class A-1 Spread to LIBOR                                                                                 0.14%
(G)         Class A-1 Interest Rate Cap                                                                              11.00%
(H)         Class A-2 Rate                                                                                            6.75%
(I)         Pass-Through Rate                                                                                         6.75%
(J)         Servicing Fee Rate                                                                                        2.50%
(K)         Security Insurer's Premium                                                                                0.35%
(L)         Original Weighted Average Coupon (WAC)                                                                   19.08%
(M)         Original Weighted Average Remaining Term (WAM)                                                              41
(N)         Number of Contracts                                                                                     10,456
(O)         Spread Account
            (i)     Spread Account Initial Deposit Percentage                                                         3.00%
            (ii)    Spread Account Initial Deposit in Cash                                                   $3,000,000.00

B.          Inputs from Previous Monthly Servicer Reports
--------------------------------------------------------------------------------------------------------------------------
(A)         Trust Receivables
            (i)     Pool Balance                                                                            $32,154,584.97
            (ii)    Pool Factor                                                                                  0.3215492
(B)         Class A-1 Notes
            (i)     Pool Balance                                                                                     $0.00
            (ii)    Pool Factor                                                                                  0.0000000
(C)         Class A-2 Notes
            (i)     Pool Balance                                                                            $24,439,126.48
            (ii)    Pool Factor                                                                                  0.8166792
(D)         Certificates
            (i)     Pool Balance                                                                            $10,298,041.47
            (ii)    Pool Factor                                                                                  0.7102098
(E)         Carryover Shortfall
            (i)     Class A-1 Interest Carryover Shortfall                                                           $0.00
            (ii)    Class A-1 Principal Carryover Shortfall                                                          $0.00
            (iii)   Class A-2 Interest Carryover Shortfall                                                           $0.00
            (iv)    Class A-2 Principal Carryover Shortfall                                                          $0.00
            (v)     Certificate Interest Carryover Shortfall                                                         $0.00
            (vi)    Certificate Principal Carryover Shortfall                                                $2,582,582.99
(F)         Spread Account Balance                                                                           $4,180,096.95
(G)         Unpaid Balance of Prior Draws Owed to Surety Provider                                                    $0.00
(H)         Delinquency Ratio Test
            (i)     Second Preceding Monthly Period                                                                  11.64%
            (ii)    Preceding Monthly Period                                                                         11.08%
(I)         Default Rate Test
            (i)     Second Preceding Monthly Period                                                                  28.16%
            (ii)    Preceding Monthly Period                                                                         16.99%
(J)         Net Loss Rate Test
            (i)     Second Preceding Monthly Period                                                                  21.98%
            (ii)    Preceding Monthly Period                                                                         15.97%
(K)         Weighted Average Coupon of Remaining Portfolio (WAC)                                                     18.93%
(L)         Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                26
(M)         Number of Contracts                                                                                      4,781
(N)         Security Insurer's Premium Supplement Balance                                                      $165,837.22


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     12/15/98
Collection Period ending 11/30/98

C.          Inputs from the System
--------------------------------------------------------------------------------------------------------------------------
(A)         Trust Receivables
            (i)     Principal Payments Received                                                              $1,515,024.67
            (ii)    Interest Payments Received                                                                 $473,375.94
            (v)     Cram Down Losses                                                                            ($3,471.71)
            (vi)    Late Fees                                                                                   $23,539.88
            (vii)   Mandatory Redemption                                                                             $0.00
            (viii)  Other Fees                                                                                   $8,545.40
            (ix)    Other  Funds Collected                                                                      $17,171.62
(B)         Liquidated Receivables
            (i)     Principal Balance of Liquidated Receivables                                                $417,843.95
            (ii)    Interest Due and Unpaid on the Liquidated Receivables                                            $0.00
            (iii)   Number of Liquidated Receivables                                                                    92
(D)         Liquidation Proceeds
            (i)     Allocated to Interest                                                                       ($9,768.56)
            (ii)    Allocated to Principal                                                                     $171,293.04
            (iii)   Allocated to Fees                                                                           $12,271.12
(G)         Recoveries
            (i)     Allocated to Principal and Interest                                                         $86,142.98
            (ii)    Allocated to Fees                                                                            $4,641.39
(H)         Purchased Receivables
            (i)     Principal Portion of the Purchase Amount                                                         $0.00
            (ii)    Interest Portion of the Purchase Amount                                                          $0.00
            (iii)   Number of Purchased Receivables                                                                      0
(I)         Adjustment to Prior Month Certificate                                                                    $0.00
(J)         One Month LIBOR Rate                                                                                  5.277810%
(K)         Floating Rate Interest Accrual Period                                                                       29
(L)         Fixed Rate Interest Accrual Period                                                                          30
(M)         Weighted Average Coupon of Remaining Portfolio (WAC)                                                     18.92%
(N)         Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                            25
(O)         Remaining Number of Contracts                                                                            4,525
(P)         Defaulted Receivables
            (i)     Principal Amount of Defaulted Receivables                                                  $422,186.89
            (ii)    Number of Defaulted Receivables                                                                     67
(Q)         31 Days or More Delinquent Purchased Receivables                                                         $0.00
(R)         Delinquent Receivables                                               Contracts                          Amount
                                                                                ------------------------------------------
            (i)     30-59 Days Delinquent                                              405                   $2,508,525.04
            (ii)    60-89 Days Delinquent                                              123                     $812,328.41
            (iii)   90 Days or More Delinquent                                           0                           $0.00
(S)         Owner Trustee and Indenture Trustee Fee not Paid by Servicer **                                        $625.00
(T)         Occurrence of an Event of Default                                                                          YES
(U)         Occurrence of an Event of Default under Insurance Agreement                                                YES
(V)         Principal Balance of Loans Extended During the Period                                               680,975.35
(W)         Number of Accounts Extended During the Period                                                               93

            ** Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     12/15/98
Collection Period ending 11/30/98

I.          Total Distribution Amount
--------------------------------------------------------------------------------------------------------------------------
(A)         Regular Principal Distribution Amount                                                            $2,100,689.95
(B)         Realized Losses                                                                                    $414,372.24
(C)         Interest Distribution Amount                                                                       $549,750.36
(D)         Fees Collected                                                                                      $66,169.41
(E)         Investment Earnings on Collection Account                                                            $8,546.69
(F)         Total Distribution Amount                                                                        $2,310,784.17

II.         Draw on Credit Enhancements
--------------------------------------------------------------------------------------------------------------------------
(A)         Withdrawals from Spread Account                                                                          $0.00
(B)         Draw on the Insurance Policy                                                                             $0.00
(C)         Total Draw on Credit Enhancement                                                                         $0.00

III.        Monthly Distributions & Direction to Trustee
--------------------------------------------------------------------------------------------------------------------------
(A)         Servicing Fees                                                                                     $124,533.20
                    Base Servicing Fee                                             $66,988.72
                    Supplemental Servicing Fee                                     $57,544.48
(B)         Fees Paid to Indenture and Owner Trustee *                                                             $625.00
(C)         Class A-1 Interest Distributable Amount                                                                  $0.00
(D)         Class A-2 Interest Distributable Amount                                                            $137,470.09
(E)         Class A-1 Monthly Principal Distributable Amount                                                         $0.00
(F)         Class A-2 Monthly Principal Distributable Amount                                                 $1,890,620.96
(G)         Certificateholders' Interest Distributable Amount                                                        $0.00
(H)         Certificateholders' Principal Distributable Amount                                                       $0.00
(I)         Monthly Security Insurer's Premium                                                                   $6,576.65
            Monthly Security Insurer's Premium Supplement **                                                         $0.00
(J)         Unreimbursed prior draws on the Insurance Policy                                                         $0.00
(K)         Deposits into the Spread Account                                                                   $150,958.27
(M)         Withdrawls from the Spread Account                                                                       $0.00
(N)         All remaining amount to the Collateral Agent                                                             $0.00

IV.         Carryover Shortfall Accounts
--------------------------------------------------------------------------------------------------------------------------
                                                                                          BOP                          EOP
(A)         Class A-1 Interest Carryover Shortfall                                      $0.00                        $0.00
(B)         Class A-1 Principal Carryover Shortfall                                     $0.00                        $0.00
(C)         Class A-2 Interest Carryover Shortfall                                      $0.00                        $0.00
(D)         Class A-2 Principal Carryover Shortfall                                     $0.00                        $0.00
(E)         Certificate Interest Carryover Shortfall                                    $0.00                   $57,926.48
(F)         Certificate Principal Carryover Shortfall                           $2,582,582.99                $2,792,651.99

V.          Pool Balance and Portfolio Information
--------------------------------------------------------------------------------------------------------------------------
                                                                                          BOP                          EOP
(A)         Pool Balance                                                        32,154,584.97               $30,053,895.02
12(B)       Pool Factor                                                             0.3215492                    0.3005421
(E)         Balance of the Class A-1 Notes                                              $0.00                        $0.00
(F)         Note Pool Factor of Class A-1 Notes                                     0.0000000                    0.0000000
(G)         Balance of the Class A-2 Notes                                      24,439,126.48               $22,548,505.52
(H)         Note Pool Factor of Class A-2 Notes                                     0.8166792                    0.7535006
(I)         Certificate Balance                                                 10,298,041.47               $10,298,041.47
(J)         Certificate Pool Factor                                                 0.7102098                    0.7102098


                  * Bankers Trust fee of $5,000 annually & Wilmington Trust
                    fee of $2,500 annually

                 ** Premium Supplement accrued but not paid is in Section
                    VIII.

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     12/15/98
Collection Period ending 11/30/98

VI.         Spread Account Information
--------------------------------------------------------------------------------------------------------------------------
(A)         Beginning Balance                                                                                $4,180,096.95
(B)         Required Spread Account Balance (Requisite Amount)                                               $4,774,329.56
(C)         Deposit into Spread Account                                                                        $150,958.27
(D)         Investment Earnings on Spread Account                                                               $18,103.25
(E)         Spread Account Released to Collection Account                                                            $0.00
(F)         Spread Account Released to Depositor                                                                     $0.00
            Transfer in From Advanta 1997-2                                                                    $425,171.09
(G)         Ending Balance                                                                                   $4,774,329.56
VII.        Unreimbursed Draws on the Insurance Policy
--------------------------------------------------------------------------------------------------------------------------
(A)         Beginning Balance                                                                                        $0.00
(B)         Reimbursement of Prior Draws                                                                             $0.00
(C)         Current Unpaid Insurance Premium                                                                         $0.00
(D)         Additional Draws on the Insurance Policy                                                                 $0.00
(E)         Ending Balance                                                                                           $0.00
VIII.       Monthly Security Insurer's Premium Supplement
--------------------------------------------------------------------------------------------------------------------------
(A)         Beginning Balance                                                                                  $165,837.22
(B)         Monthly Security Insurer's Premium Supplement Accrued                                                $9,395.21
(C)         Monthly Security Insurer's Premium Supplement Paid                                                       $0.00
(D)         Ending Balance                                                                                     $175,232.43
IX.         Portfolio Performance Tests
--------------------------------------------------------------------------------------------------------------------------
(A)         Delinquency Ratio
            (i)     Second Preceding Monthly Period                                                                  11.64%
            (ii)    Preceding Monthly Period                                                                         11.08%
            (iii)   Current Monthly Period                                                                           11.05%
            (iv)    3 Month Rolling Average                                                                          11.26%
            (v)     Delinquency Trigger Indicator (10%) (12% ins)                                                      YES
(B)         Default Rate
            (i)     Second Preceding Monthly Period                                                                  28.16%
            (ii)    Preceding Monthly Period                                                                         16.99%
            (iii)   Current Monthly Period                                                                           16.29%
            (iv)    3 Month Rolling Average                                                                          20.48%
            (v)     Default Trigger Indicator (22%) (26% ins)                                                           NO
(C)         Net Loss Rate
            (i)     Second Preceding Monthly Period                                                                  21.98%
            (ii)    Preceding Monthly Period                                                                         15.97%
            (iii)   Current Monthly Period                                                                           12.66%
            (iv)    3 Month Rolling Average                                                                          16.87%
            (v)     Net Loss Trigger Indicator (11%) (13% ins)                                                         YES
(D)         Trigger Event as of prior Determination Date cured as of this
            Determination Date                                                                                          NO
X.          Other Information
------------------------------------------------------------------------------------------------------------------------
(A)         Servicing Fee due but unpaid                                                                             $0.00
(B)         Aggregate Realized Losses for the second Preceding Period                                                $0.00
(C)         Deficiency Claim determined                                                                                 NO
(D)         Listing of Warranty Receivables and Administrative Receivables                                             N/A
(E)         Listing of Receivables which became Liquidated Receivables                                under separate cover
(F)         Listing of Receivables which Paid in Full                                                 under separate cover

Date:                                                       12/14/98
NUVELL FINANCIAL SERVICES, as Subservicer

   /s/  Theresa Lamb                              VP
--------------------------------------------------------------------
Officer                                         Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of        12/15/98
Collection Period ending 11/30/98


Distribution Date                                                                                                          12/15/98
(1)         The amount of the distribution allocable to interest on the Class
            A-1 Notes (Per $1,000 of initial principal amount of Class A-1
            Notes):                                                                                                           $0.00

(2)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal
            amount of Class A-1 Notes):                                                                                       $0.00

(3)         The amount of the distribution allocable to interest on the Class
            A-2 Notes (Per $1,000 of initial principal amount of Class A-2
            Notes):                                                                                                           $4.59

(4)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal
            amount of Class A-2 Notes):                                                                                       $0.00

(5)         The amount of the distribution allocable to principal of the Class
            A-1 Notes (Per $1,000 of initial principal amount of Class A-1
            Notes):                                                                                                           $0.00

(6)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal
            amount of Class A-1 Notes):                                                                                       $0.00

(7)         The amount of the distribution allocable to principal of the Class
            A-2 Notes (Per $1,000 of initial principal amount of Class A-2
            Notes):                                                                                                          $63.18

(8)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal
            amount of Class A-2 Notes):                                                                                       $0.00

(9)         The amount of the distribution allocable to interest on the
            Certificates (Per $1,000 of initial principal amount of
            Certificates):                                                                                                    $0.00

(10)        The amount of the Certificateholders' Interest Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                         $5.62

(11)        The amount of the distribution allocable to principal of the
            Certificates (Per $1,000 of initial principal amount of
            Certificates):                                                                                                    $0.00

(12)        The amount of the Certificateholders' Principal Carryover
            Shortfall (Per $1,000 of initial principal amount of
            Certificates):                                                                                                  $271.18

(13)        The amount, if any, of the distribution payable pursuant to a claim under the Policy (Per $1,000 of initial principal amount of
            Notes & Certificates):                                                                                            $0.00

(14)        The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all payments reported under (3) above on
            such date:                                                                                                        $0.00

(15)        The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all payments reported under (4) above on
            such date:                                                                                               $22,548,505.52

(16)        The aggregate outstanding principal balance of Certificates after giving effect to all payments reported under (6) above on such
            date:                                                                                                    $10,298,041.47

(17)        The Note Pool Factor for the Class A-1 Notes after giving effect
            to all payments reported under (3) above on such date:                                                            $0.00

(18)        The Note Pool Factor for the Class A-2 Notes after giving effect
            to all payments reported under (4) above on such date:                                                            $0.75

(19)        The Certificates Pool Factor for the Certificates after giving
            effect to all payments reported under (6) above on such date:                                                 0.7102098

(20)        The Pool Balance as of the close of business on the last day of the
            related Collection Period:                                                                           30,053,895.0200000

(21)        The Pool Factor as of the close of business on the last day of the
            related Collection Period:                                                                                    0.3005421

(22)        The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee or the Indenture Trustee from monies on deposit
            in the Collection Account:                                                                                  $125,158.20

(23)        The amount of the Servicing Fee paid and/or due but unpaid (Per
            $1,000 of initial Pool Balance):                                                                                  $1.25

(24)        The amount of any deposit to the Spread Account:                                                            $150,958.27


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of
Collection Period ending 11/30/98

(25)        The amount and application of any funds withdrawn from the Spread
            Account:                                                                                                          $0.00

(26)        The amount on deposit in the Spread account (Cash & Receivables)
            after giving effect to all distributions to and withdrawals from
            the Spread Account on such date:                                                                          $4,774,329.56

(27)        The amount of aggregate Realized Losses, if any, for the related
            Collection Period:                                                                                          $414,372.24

(28)        The amount of Cram Down Losses, if any, for the related Collection
            Period:                                                                                                      ($3,471.71)

(29)        The aggregate principal balance of all Receivables that became
            Liquidated Receivables during the related Collection Period:                                                $417,843.95

(30)        The aggregate principal balance of all Receivables that became
            Purchased Receivables during the related Collection Period:                                                       $0.00

(31)        The aggregate Purchase Amounts for Receivables, if any, that were
            purchased during or with respect to such Collection Period:                                                       $0.00

(32)        The aggregate principal balance of Receivables that are 31 to 59
            days delinquent:                                                                                          $2,508,525.04

(33)        The aggregate principal balance of Receivables that are 60 to 89
            days delinquent:                                                                                            $812,328.41

(34)        The aggregate principal balance of Receivables that are 90 days or
            more delinquent:                                                                                                  $0.00

(35)        The Class A-1 Notes Interest Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                        $0.00

(36)        Change in the Class A-1 Notes Interest Carryover Shortfall
            Balance, if any, after giving effect to payment on such
            Distribution Date:                                                                                                $0.00

(37)        The Class A-1 Notes Principal Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                        $0.00

(38)        Change in the Class A-1 Notes Principal Carryover Shortfall
            Balance, if any, after giving effect to payment on such
            Distribution Date:                                                                                                $0.00

(39)        The Class A-2 Notes Interest Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                        $0.00

(40)        Change in the Class A-2 Notes Interest Carryover Shortfall
            Balance, if any, after giving effect to payment on such
            Distribution Date:                                                                                                $0.00

(41)        The Class A-2 Notes Principal Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                        $0.00

(42)        Change in the Class A-2 Notes Principal Carryover Shortfall
            Balance, if any, after giving effect to payment on such
            Distribution Date:                                                                                                $0.00

(43)        The Certificates Interest Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                   $57,926.48

(44)        Change in the Certificates Interest Carryover Shortfall Balance,
            if any, after giving effect to payment on such Distribution Date:                                           ($57,926.48)

(45)        The Certificates Principal Carryover Shortfall Balance, if any,
            after giving effect to payments on such Distribution Date:                                                $2,792,651.99

(46)        Change in the Certificates Principal Carryover Shortfall Balance,
            if any, after giving effect to payment on such Distribution Date:                                          ($210,069.00)